UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2020

Discovery, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34177	35-2333914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8403 Colesville Road Silver Spring, Maryland	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	DISCA	Nasdaq
Series B Common Stock	DISCB	Nasdaq
Series C Common Stock	DISCK	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 21, 2020, Discovery, Inc. (the “Company”) issued a press release announcing the early results of the previously-announced cash tender offer (the “Waterfall Offer”) by its wholly-owned subsidiaries, Discovery Communications, LLC (“DCL”) and Scripps Networks Interactive, Inc. (“SNI”), for the outstanding 3.500% Senior Notes due 2022 issued by SNI (the “3.500% 2022 SNI Notes”), 3.250% Senior Notes due 2023 issued by DCL (the “3.250% 2023 Notes”), 2.950% Senior Notes due 2023 issued by DCL (the “2.950% 2023 Notes”), 3.800% Senior Notes due 2024 issued by DCL (the “3.800% 2024 Notes”), 3.900% Senior Notes due 2024 issued by SNI (the “3.900% 2024 SNI Notes”), and 3.900% Senior Notes due 2024 issued by DCL (the “3.900% 2024 Notes” and together with the 3.500% 2022 SNI Notes, the 3.250% 2023 Notes, the 2.950% 2023 Notes, the 3.800% 2024 Notes and the 3.900% 2024 SNI Notes, the “Notes”). Based on the $925,409,000 aggregate principal amount of senior notes accepted for purchase by DCL in its previously completed cash tender offer for three other series of senior notes, the maximum aggregate principal amount of Notes eligible for purchase in the Waterfall Offer is $574,591,000. Pursuant to the Waterfall Offer, $1,515,228,000 in combined aggregate principal amount of the Notes were validly tendered and not validly withdrawn on or prior to 5:00 p.m., New York City time, on May 20, 2020, the early tender deadline for the Waterfall Offer. The terms of the Waterfall Offer are described in the Offer to Purchase, dated May 7, 2020.

Additionally, on May 21, 2020, the Company issued a press release announcing the pricing terms of the Waterfall Offer.

A copy of the Company’s press release announcing the early results of the Waterfall Offer is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the Company’s press release announcing the pricing terms of the Waterfall Offer is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are for information purposes only and do not constitute an offer to purchase the Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press release of Discovery, Inc., dated May 21, 2020.

99.2	Press release of Discovery, Inc., dated May 21, 2020.

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020	DISCOVERY, INC.

	By:	/s/ Bruce L. Campbell
	Name:	Bruce L. Campbell
	Title:	Chief Development, Distribution & Legal Officer